Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets [Abstract]
GOODWILL AND INTANGIBLE ASSETS

NOTE 7 – GOODWILL AND INTANGIBLE ASSETS

Goodwill: The change in goodwill during the year is as follows:

	2012	2011

Beginning of year	$8,431	$8,431
Acquired goodwill	—	—
Impairment	—	—

End of year	$8,431	$8,431

Impairment exists when a reporting unit’s carrying value of goodwill exceeds its fair value, which is determined through a two-step impairment test. Step 1 includes the determination of the carrying value of our single reporting unit, including the existing goodwill and intangible assets, and estimating the fair value of the reporting unit. We determined the fair value of our reporting unit and compared it to its carrying amount. If the carrying amount of a reporting unit exceeds its fair value, we are required to perform a second step to the impairment test.

Our annual impairment analysis as of October 31, 2012, indicated that the Step 2 analysis was not necessary. The estimate of the fair value of the reporting unit was higher than the carrying value of our reporting unit, including the existing goodwill and intangible assets, as of October 31, 2012. The Company did not record an impairment charge during 2012 or 2011.

Acquired Intangible Assets

Acquired intangible assets were as follows at year end:

	2012
	Gross Carrying Amount	Gross Accumulated Amortization	Net Carrying Value
Amortized intangible assets:
Core deposit intangibles	$1,534	$1,171	$363

Total	$1,534	$1,171	$363

	2011
	Gross Carrying Amount	Gross Accumulated Amortization	Net Carrying Value
Amortized intangible assets:
Core deposit intangibles	$1,534	$1,060	$474

Total	$1,534	$1,060	$474

Aggregate amortization expense for 2012 and 2011 was $111 and $201, respectively.

Estimated amortization expense for each of the next five years is as follows:

2013	$85
2014	66
2015	51
2016	40
2017	34